UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 21, 2016

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of Stein Mart, Inc. (“Stein Mart” or the “Company”) was held on June 21, 2016. As of April 14, 2016, the record date for the Annual Meeting, there were 46,376,316 shares of the Company’s common stock outstanding and eligible to vote, of which a total of 44,337,270 shares were present in person or represented by proxy, constituting a quorum. The Company’s shareholders considered and voted upon four proposals. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set forth below:

(1)	To elect the ten (10) director nominees to serve as directors of the Company for the ensuing year and until their successors have been elected and qualified.

Name of Director	For	Withheld	Broker Non-Votes
Jay Stein	39,326,205	999,060	4,012,005
John H. Williams, Jr.	39,372,954	952,311	4,012,005
Dawn Robertson	39,692,040	633,225	4,012,005
Irwin Cohen	39,903,184	422,081	4,012,005
Thomas L. Cole	40,130,227	195,038	4,012,005
Timothy Cost	40,131,052	194,213	4,012,005
Lisa Galanti	40,130,781	194,484	4,012,005
Mitch W. Legler	32,582,396	7,742,869	4,012,005
Richard L. Sisisky	39,659,109	666,156	4,012,005
Burton M. Tansky	39,903,804	421,461	4,012,005

(2)	To approve an advisory resolution on executive compensation for fiscal year 2015.

For	40,042,898
Against	238,706
Abstain	43,661
Broker Non-Votes	4,012,005

(3)	To approve amendment and restatement of, and performance goals under, the Company’s 2001 Omnibus Plan.

For	39,066,649
Against	1,218,393
Abstain	40,223
Broker Non-Votes	4,012,005

(4)	To ratify the appointment of KPMG LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending January 28, 2017.

For	44,068,625
Against	235,050
Abstain	33,595
Broker Non-Votes	0

The press release announcing the results of the Annual Meeting of Shareholders is attached as Exhibit 99.1 to this report.

ITEM 8.01    OTHER EVENTS

On June 21, 2016, Stein Mart Inc. issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.075 per common share, payable on July 15, 2016 to shareholders of record as of the close of business on June 30, 2016. The press release announcing the quarterly dividend is attached as Exhibit 99.2 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press Release dated June 22, 2016, announcing the results of the Annual Meeting of Shareholders

99.2 Press Release dated June 21, 2016, announcing the quarterly dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: June 22, 2016	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release dated June 22, 2016, announcing the results of the Annual Meeting of Shareholders

99.2 Press Release dated June 21, 2016, announcing the quarterly dividend